EXHIBIT 23.2

                         CONRAD C. LYSIAK
                  Attorney and Counselor at Law
                      601 West First Avenue
                            Suite 503
                   Spokane, Washington   99201
                          (509) 624-1475
                       FAX: (509) 747-1770





                             CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Ancona Mining Corporation.

          DATED this 18th day of January, 2000.

                              Yours truly,


                              /s/ Conrad C. Lysiak